POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Rebecca Adamson Signature

/s/ Ivy Wafford Duke Witness	Rebecca Adamson Name of Director

Ivy Wafford Duke Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Richard L. Baird Signature

/s/ Ivy Wafford Duke Witness	Richard L. Baird Name of Director

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Joy V. Jones Signature

/s/ Ivy Wafford Duke Witness	Joy V. Jones Name of Director

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Miles D. Harper, III Signature

/s/ Ivy Wafford Duke Witness	Miles D. Harper, III Name of Director

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Sydney A. Morris Signature

/s/ Ivy Wafford Duke Witness	Sydney A. Morris Name of Director

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ D. Wayne Silby Signature

/s/ Ivy Wafford Duke Witness	D. Wayne Silby Name of Director

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ John G. Guffey, Jr. Signature

/s/ Ivy Wafford Duke Witness	John G. Guffey, Jr. Name of Director

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Terrence J. Mollner Signature

/s/ Ivy Wafford Duke Witness	Terrence J. Mollner Name of Director

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Barbara J. Krumsiek Signature

/s/ Ivy Wafford Duke Witness	Barbara J. Krumsiek Name of Director and Officer

Ivy Wafford Duke Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc., and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

July 29, 2010 Date	/s/ Ronald M. Wolfsheimer Signature

/s/ Ivy Wafford Duke Witness	Ronald M. Wolfsheimer Name of Officer

Ivy Wafford Duke Witness Name (Printed)